Investment Adviser
      Legg Mason Fund
      Baltimore, MD

Board of Directors
      Raymond A. Mason, Chairman
      John F. Curley, Jr., President
      Richard G. Gilmore
      Arnold L. Lehman
      Dr. Jill E. McGovern
      G. Peter O'Brien
      T. A. Rodgers
      Edward A. Taber, III

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, DC

Independent Accountants
      PricewaterhouseCoopers LLP
      Baltimore, MD

      This report is not to be distributed unless preceded or accompanied by a prospectus.


                      Legg Mason Wood Walker, Incorporated
                  ------------------------------------------
                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 o 539 o 0000

LMF-002
2/00








                               Quarterly Report
                               December 31, 1999

                                  Legg Mason

                               Value Trust, Inc.
                              Special Investment
                                  Trust, Inc.
                           Total Return Trust, Inc.


                                 Primary Class


                            [LEGG MASON FUNDS Logo]
                           The Art of Investing/SM/

To Our Shareholders,

  The following table summarizes key statistics for the Primary Class of shares of the Legg Mason Value Trust, Special Investment Trust and Total Return Trust, as of December 31, 1999:

                                                  Total Returns/1/
                                           -----------------------------
                                           3 Months            12 Months
                                           --------            ---------
Value Trust                                   +18.9%              +26.7%
Lipper Large-Cap Growth Funds/2/              +26.6%              +38.1%
Standard & Poor's 500 Composite Index         +14.9%              +21.0%

Special Investment Trust                      +22.6%              +35.5%
Lipper Mid-Cap Core Funds/2/                  +30.2%              +38.3%
Russell 2000 Index                            +18.4%              +21.3%

Total Return Trust                             -2.7%               -6.6%
Lipper Multi-Cap Value Funds/2/                +7.6%               +7.8%

  As the table indicates, Value Trust and Special Investment Trust outperformed relevant stock market indices in the quarter and year ended December 31, although trailing the average performance of mutual funds in their respective Lipper categories. Total Return Trust's performance was below that of the average fund in its Lipper category during the comparison periods. Detailed comments on each fund appear in the portfolio managers' comments on the following pages.

  I am happy to announce that Lisa Rapuano, formerly assistant manager of Special Investment Trust, has been named co-manager of Special Investment Trust and Director of Research for Legg Mason Fund Adviser. This promotion recognizes Lisa's substantial contributions toFund Adviser since she joined us five years ago.

  Bill Miller, the portfolio manager of Value Trust (and who, with Lisa, manages Special Investment Trust), has been the subject of major recent articles in the Wall Street Journal, Barron's, and other publications. The articles point out that, in each of the past nine years, the Value Trust (Primary Class) has outperformed the Standard & Poor's 500 Composite Index,/3/ and that no other mutual fund manager


----------
/1/ Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends were reinvested at the time they were paid.

/2/ Lipper Analytical Services, Inc. recently revised its methods of categorizing mutual funds. Value Trust is now included in Lipper's "Large-Cap Growth Fund" category (funds which normally invest in larger capitalization issues with earnings expected to grow significantly faster than earnings of stocks included in Standard & Poor's 500 stock index). Special Investment Trust is included in the "Mid-Cap Core Fund" category (funds which normally invest in mid-sized capitalization issues, with wide latitude in the companies in which they invest). Total Return Trust is included in the "Multi-Cap Value Fund" category (funds which normally invest in issues, with a variety of market capitalization sizes, which are considered to be undervalued relative to stocks in the Standard & Poor's 500 stock index).

/3/ The strong performance of both the Value Trust and the S&P 500 over the past nine years occurred during a period of substantial economic growth and favorable equity markets. There can be no assurance that similar conditions will prevail in the months and years ahead. The S&P 500 is an unmanaged index of common stock prices and includes reinvested dividends.

has achieved such a record since the early 1980s. For reasons he often has discussed in these reports, Bill continues to caution that, over the next few years, investment returns of the Value Trust and the stock market generally are likely to decline from the exceptional levels of recent years.

  We are pleased to report that Legg Mason has made a seamless transition into the new century. Our critical internal and external systems are operating free of Y2K disruptions. Internal and external operations, including the Fund's custodian and transfer agency, are running smoothly, and Fund shareholders are receiving uninterrupted account maintenance and transaction support.

                                     Sincerely,

                                     /s/ John F. Curley, Jr.
                                     --------------------------
                                     John F. Curley, Jr.
                                     President

January 19, 2000

Portfolio Managers' Comments
Fourth Quarter 1999

Value Trust

  Your Fund had a good fourth quarter, rising 18.91%. This outpaced both the S&P 500 and the Dow, which rose 14.88% and 11.66%, respectively. Summary statistics for those indices and for two categories of mutual funds are given below:

                                                                                          Cumulative Returns
                                                                ------------------------------------------------------------------
                     First      Second     Third      Fourth                                                               Since
                    Quarter    Quarter    Quarter    Quarter    1 Year     3 Year     5 Year    10 Year     15 Year     Inception*
----------------------------------------------------------------------------------------------------------------------------------
Value Trust         +18.69%     -0.58%     -9.70%    +18.91%   +26.71%   +157.08%   +400.94%   +604.57%   +1,323.96%    +3,129.34%

S&P 500              +4.99%     +7.06%     -6.25%    +14.88%   +21.04%   +107.52%   +251.12%   +432.78%   +1,245.97%    +2,094.65%
DJIA                 +7.03%    +12.56%     -5.38%    +11.66%   +27.29%    +87.78%   +231.65%   +440.76%   +1,391.33%    +2,368.41%
Lipper Diversified
 Equity Funds        +0.93%     -3.33%     -5.37%    +19.60%   +27.11%    +82.43%   +183.25%   +341.66%     +874.44%          N/A
Lipper Large-Cap
 Growth Funds        +4.36%     +6.49%     -3.64%    +26.58%   +38.09%   +139.81%   +279.21%   +505.21%   +1,209.83%          N/A

----------
* Inception: April 16, 1982.

  Our results for calendar 1999 again exceeded those of the S&P 500, the ninth consecutive year we have been ahead of that index. You may have read that the Value Trust is the only fund to have outperformed the S&P over that time period. It is important to understand that those results are an artifact of the calendar. If our returns were measured by our fiscal year end periods, for example, they would not show the same level of persistent outperformance. Our objective is to provide investment results in excess of those achievable by investing in an index fund over a multi-year period; it is not to beat the index every day, week, quarter, or year.

  Value funds had one of their worst years in 1999, extending a period where they have underperformed funds whose investment processes focus on growth, or minimize valuation. Some funds with exceptional long-term records finished down for the year, such as Sequoia Fund, or earned low single digit returns, such as Longleaf Partners.

  Investment success last year was determined almost exclusively by how heavily weighted one was in technology. As you probably know, the technology-heavy NASDAQ index rose over 85% in l999, the largest single twelve-month increase of any broad-based index in history. Most value funds have little or no technology exposure, principally because technology stocks are among the most highly valued stocks in the market by conventional measures such as price to earnings or price to book value.

  The Value Trust has had market or greater technology weightings for several years, which is why we have done better than our value-oriented brethren. We have believed, and continue to believe, that technology can be analyzed on a business value basis and that investing in companies with a sustainable competitive advantage as evidenced by their return on invested capital will provide above average shareholder returns.

  We believe, though, that the dramatic price gains achieved by the major technology companies have removed most of the undervaluation present a few years ago. Accordingly, the risk of owning these securities has increased substantially. Our experience has been that most investor's psychological assessment of risk is inversely proportional to the most recent price action in their holdings. If a stock has gone up a lot, they feel more confident about it and perceive its risk to be lower than it was prior to the price rise. If a stock has dropped a lot, they believe it is riskier because of its decline. The opposite is typically the case.

  Last year more funds had triple digit returns than ever before in history. Last year the average return of general equity funds was ahead of the market for the first time in years, although the median return still lagged the market. Shareholders in the most successful funds no doubt are feeling quite cheerful, while those in funds whose returns have lagged in recent years are probably redeeming their shares in search of better results.

  We have written in the past about enantiodromia, the tendency for things to swing back and forth. We think many of the securities which have performed poorly for us in the last year or so are likely to do much better this year, while many of our heretofore strongest performers are more vulnerable than they have been.

  Only three weeks into the new year both America Online and Gateway, our two largest holdings, are down 15%. AOL has agreed to buy Time Warner in the largest merger in history, while Gateway has sold off due to a shortfall in this quarter's earnings as a result of their inability to secure enough chips to meet strong demand.

  The history of large mergers conduces to caution. According to the accounting firm KPMG, 83% of mergers fail to create substantial shareholder value. Many of the worst performing stocks in the past few years have been the result of big acquisitions and subsequent integration problems, including Waste Management, Albertson's, Mattel, and McKesson, all names we own.

  We are still assessing the implications of the AOL/Time Warner deal. The deal is strategically extremely interesting and we believe has broad implications for valuation in the Internet space and beyond. Companies involved in very large deals that take a year to close such as this one, rarely outperform the market. MCI/Worldcom is a prominent example of a company where shares have traded sideways for the past 12 months even with few evident integration problems. Shareholders need to be aware that should we conclude that the deal promises attractive long-term returns, we would be unlikely to try to trade out of a billion dollar position just to try to cycle the money into something we hoped would do better over the next 12 months. We are investors, not traders.

  We remain quite optimistic about Gateway and think they will have a good year. The stock performed well for us last year, rising 181% and helping to offset losses in other holdings. There is plenty of time for them to recover from this shortfall and for the stock to regain its lost ground.

  The market's rocky start has clipped some of our financials, a group which lagged the market badly last year as interest rates rose. We think rising rates are the biggest risk to the equity market this year. Long rates have risen to about 6.7% without affecting much of the market outside the financial services sector. We believe if they approach or hit 7% the entire market will be affected. If rates peak this year, and start down or even stabilize, then our financials should do quite well.

  Portfolio activity was predictably modest in the quarter. We bought one stock:
Albertson's, a supermarket chain. The company has had some integration issues with their purchase of American Stores, and earnings have suffered as a result. Trading now at under 12x this year's earnings, we think Albertson's is a bargain. Prior to l999, the company had the longest unbroken string of positive returns to shareholders of any company in the S&P 500: 25 years (Coca Cola was second). We sold several issues, mostly smaller positions in a variety of industries. The money from these sales was recycled into stocks like Albertson's and Waste Management, whose prospects we deemed greater than those of the companies sold.

  As always, we appreciate your support and welcome your comments.

January 18, 2000                              Bill Miller, CFA
DJIA 11560.72

                              -------------------

Special Investment Trust

  The cumulative results of your fund for the various periods ending December 31, 1999, were as follows:

                                             3 Months    1 Year     3 Years     5 Years   10 Years
----------------------------------------------------------------------------------------------------
 Special Investment Trust                     +22.64%    +35.54%    +104.10%   +221.65%   +461.22%

 Lipper Midcap Core Funds                     +30.20%    +38.27%     +82.66%   +169.53%   +351.72%
 Lipper U.S. Diversified
    Equity Funds                              +19.60%    +27.11%     +82.43%   +183.25%   +341.66%
 S&P 500                                      +14.88%    +21.04%    +107.52%   +251.12%   +432.78%
 Russell 2000                                 +18.44%    +21.26%     +44.60%   +116.37%   +251.64%

  Special Investment Trust finished the year on a strong note, with quarterly and full year performance ahead of the S&P 500 index of larger companies, the Russell 2000 index of smaller companies, and the Lipper measure of all domestic diversified funds. We slightly trailed the Lipper measure of Midcap Core funds for the quarter and year. Our three- and five-year records are ahead of all of these indices save the S&P 500, and our ten-year record beats all of these indices and fund averages.

  Many of our shareholder letters begin with a quote, usually from someone famous or smart, or both. In the recent past, we have quoted Fed Chairman Alan Greenspan, William James, William Shakespeare and Alexis de Toqueville. The quote that seems most appropriate for the purposes of this letter however, hails from a much more mundane source, the music group R.E.M.:

          "It's the end of the world as we know it, and I feel fine."

  We choose this quote not because of the over-hyped and over-covered passing of the millennium, which caused some to reflect on the world's demise, but because we have seen significant hand wringing over the changes in the economy and the market. We think these changes are worth discussing. Given the level of dismay we have heard over the ascendance of technology stocks, one would think it's the end of the world. We believe it is a significant change to which we all need to adapt, but, as we do so, we "feel fine."

  Some investment managers, especially those who focus on stocks with low price/earnings and low price/book ratios, have avoided technology stocks, saying that these companies rarely hit reasonable valuation measures. As a result, many funds have little exposure to this group, and have lagging performance as a result. Lately, we have heard arguments that one should just buy the tech stocks because they are going up. The implication of this view is that those who own these stocks are not doing any valid valuation work, are somehow cheating, or are not adhering to some dogmatic philosophical purity that needs to be maintained for its own sake.

  We believe that technology is an important part of the future of the economy, and thus it is imprudent to ignore it outright. It is true that many technology stocks have reached lofty valuations, some of which are warranted, and some of which are not. However, we dispute that one cannot find solid value stocks in these categories. We do not sacrifice any of our rigorous valuation discipline in order to own technology.

  Many of the Fund's better performers in the last few years have been technology companies, and we bought them all when they were significantly undervalued. Indeed, in many cases these stocks held low P/Es or low price/sales ratios when we purchased them. All of these stocks would have been available to any manager that adhered to a low P/E approach. Examples include Gateway, Symantec, Cabletron, and Sybase, all of which were up over 100% in 1999. Each of these companies was in the midst of negative news or coming through some sort of turnaround when we became involved. We have owned Gateway, a consumer personal computer company, for several years at lower prices, but one could have purchased it in June of last year at just 16x estimated 2000 earnings. Symantec, an anti-virus and computer security software company, traded as low as $12 1/2 in April of 1999, a mere 6.3x earnings expected for their March 2000 fiscal year. In April, networking company Cabletron Systems was trading at 10x estimated 1999 earnings, and less than 0.5x sales. Sybase, a database software company with an emergent mobile software application, traded as low as 0.4x sales and 9.5x 1999 earnings.

  At the time these stocks were at these low prices, however, it was less than clear that the earnings would materialize as they have. It required a significant amount of work to understand the business models and competitive challenges, and to look at the possibility of the businesses reaching their goals. We deal with this uncertainty by forecasting a variety of scenarios and figuring out what the company would be worth under each. In cases such as the ones mentioned above, the stocks were already discounting a very dire scenario, and if any of the planned improvement were to come through, the companies would prove to be undervalued.

  Though we have successfully purchased technology companies at "value" prices, we should clearly state that not all of our technology investments work out. We have some turnarounds that never turn around, and some seemingly undervalued companies that deteriorate to the point that they are actually either fairly- or over-valued. This is exactly the same situation as in any other sector in which we invest. In fact, none of this analysis is any different than what we go through to analyze any business, whether it is technology, garbage, retail or health care. Yet it is the technology sector that investors seem to revile and fear the most. Why?

  We believe the answer to this question has two parts: First, technology changes rapidly, so analysis of business models and competitive positions must be fleet and adaptable. Second, some of the economic models are knowledge-based instead of hard asset-based, so traditional accounting, and even some traditional economics, may not be as applicable. Neither of these is insurmountable. It is more difficult to forecast with confidence a growth rate into the future for a technology company than for, say, a consumer products company. Therefore, one must use a variety of probability-weighted scenarios, as described above, to determine the most likely outcomes. One must also be willing to change assumptions and forecasts as the company evolves.

  While this adaptable forecasting may be most relevant to technology companies, we believe that this probabilistic methodology should be used for all companies. It may be even more relevant in the current era, where traditional business models are being challenged by technological advances and the Internet. Chemical companies are changing because of Internet selling by companies like ChemNet, construction companies are changing because of handheld communications and wireless devices, entertainment companies are merging with Internet companies, retailers are being forced to compete with online merchants. The changes affect everyone. Understanding technology, whether you invest in it directly or not, is crucial if one is forecasting the future of any business.

  Accounting and economics for knowledge-based businesses is nothing new, but it may require investors to adjust their thinking slightly. Traditional accounting was designed to represent the economics of businesses that needed to invest in physical capital to earn a rate of return. The rules are set up to represent these hard assets on the balance sheet, and to charge the cost of the investment to a company over the useful life of the assets. Because of the link between capital investment and economic return, most of these types of companies run negative free cash flow while they are growing, but generate significant free cash once growth slows. Much of the conventional wisdom as to what a company with such-and-such a growth rate should be worth is based on these underlying economic assumptions. However, with many technology and so-called new economy companies, there is very little physical asset investment. Most investment is in people, training, and software. These assets are usually less expensive and more scalable than physical assets, but can also be worthless or can walk out the door. As a result, many knowledge-based businesses generate much more free cash flow as they grow than a manufacturing business might, but the sustainability of that cash flow is much more difficult to assess. In addition, with knowledge-based businesses, it is more difficult to understand the barriers to competition and the longevity of competitive advantage.

  Traditional valuation metrics like P/Es are simply shortcuts that have evolved over time to quickly discount an earnings stream. If earnings and free cash flow are equal, P/Es can be a useful tool. However, the reason that P/Es vary so much from one stock to another is that the economics vary from one stock to another. It is only logical that different shortcuts to valuation should emerge for different economic models. If you take it down to a further level of granularity, however, to a forecast of actual free cash flows and capital investments, all businesses can be put on equal theoretical footing and valued using plain, old-fashioned discounted cash flow.

  Not all technology companies are good investments, and we don't really have any opinion on the very small sliver of large-cap technology stocks at the top of the market. (These few stocks appear to have diverged from the rest of the market in terms of traditional valuation measures like P/E. These companies may be overvalued and may not be, we don't know. The trick is to figure out whether the high expectations being discounted in those stocks are really achievable, and what level of conviction one has that the companies will achieve those results.) Our focus here is simply to show that some technology companies are available at bargain prices, and that one need not sacrifice the tenets of a valuation-driven philosophy in order to own technology.

  We hope the above discussion provides a framework for thinking about the changes that the economy and the market are currently experiencing. It is not, despite the beginning quotation, the end of the world as we know it.

  We bought four new positions in the quarter. Cadence Design Systems is a software company providing computer-aided design ("CAD") products for designing semiconductors. Due to a change in the sales process, Cadence experienced a dislocation in reported revenue, and reported earnings appeared to be declining. However, the cash flow characteristics of the business are actually improving due to the sales change, and we believe the value of the company is determined by the cash flow, not the misinterpreted accounting earnings. We purchased Cadence in the low teens and believe it is currently worth $30 to $35.

  Republic Services is a waste services company. Though Republic has no accounting, billing, or operational issues, as its competitors do, the stock was punished severely in the wake of the problems at Waste Management Inc. We believe management has a good plan for managing their capital allocation, has solid properties and hauling assets, and is worth $20 to $22 today, based on their superior free cash flow.

  Sungard Data Systems is a computer services company that provides disaster recovery services and software to the financial services industry. The stock fell in response to a short-term slowdown in sales because of concerns over the year 2000. This is a very good business with high returns on capital and significant recurring revenue, and it has historically traded at a fairly high valuation. We used the market's reaction to short-term events to establish a position in the $23 range, and we believe the company is currently worth at least $35 to $40.

  We purchased Wellpoint Health Networks in the wake of the fear over HMO lawsuits. Wellpoint is considered one of the best managed health care companies and has virtually no "gatekeeper"-type HMO business. Nonetheless, the stock was punished and we scooped up shares in the low $50 range. The shares have since recovered to the price level seen before the tobacco trial attorneys filed the lawsuits. We believe Wellpoint continues to be undervalued.

  We eliminated eight positions in the quarter. Midamerica Energy Holdings, Orion Capital, Northeast Utilities and Players International were all acquired or were in the midst of being acquired. We sold Dynex Capital, InaCom Corp. and Silicon Graphics as the fundamentals of the businesses deteriorated and our expectations for improvement were incorrect. Finally, we sold Remedy Corp., which had more than doubled and was a fairly small position.

  As always, we welcome your comments and appreciate your continued support.

January 18, 2000                               Lisa O. Rapuano, CFA
DJIA 11560.72                                  Bill Miller, CFA

                              -------------------

Total Return Trust

                                                      Cumulative Returns
                                     Fourth   -------------------------------
                                    Quarter   1 Year     3 Years    5 Years
-----------------------------------------------------------------------------
 Total Return Trust                  -2.72%    -6.56%     +27.98%   +118.80%

 Lipper Multi-Cap Value Funds        +7.58%    +7.78%     +47.56%   +135.37%
 S&P 500                            +14.88%   +21.04%    +107.52%   +251.12%
 DJIA                               +11.66%   +27.29%     +87.78%   +231.65%
 NASDAQ Composite                   +48.18%   +85.59%    +215.20%   +441.16%

  The market's return in 1999 was heavily skewed toward technology. The NASDAQ's remarkable 86% gain was the best twelve-month performance ever posted by an index in the history of the market, surpassing the 81% gain by the DJIA in 1915. Dissecting the NASDAQ, though, shows the astonishing narrowness of the market. Half of the composite's stocks were down for the year, while the median return of the index was only slightly positive. Likewise, the 21% rise in the S&P 500 masks the fact that excluding technology, the index would have gained only 2% for the year. If a fund was overweight in technology, it outperformed its benchmark. If it was underweight, it underperformed.

  The Total Return Trust has historically invested in securities with above market dividend yields and below average volatility relative to the S&P 500. The majority of technology stocks have little or no yield and above average volatility. Consequently, the Fund has generally been underweight in technology, and has underperformed the S&P 500 for the time periods shown. The Fund's current peer group/1/ of multi-cap value funds has focused less on yield than has the Total Return Trust. The average pre-expense dividend yield of the multi-cap value funds is 2.05%, compared to the 3.41% pre-expense dividend yield of the Fund./2/

  Yield was among the poorest correlation of market performance last year. Breaking down the S&P 500 by yield shows the amazing inverse relationship between yield and performance. The 50 highest yielding stocks (average yield 5.8%) were down an average 26% in 1999. The next 50 highest yielding stocks (average yield 3.7%) were down on average 18%; the next 50 (average yield 2.8%) declined 6%. In stark contrast, the 94 stocks in the S&P 500 that didn't pay a dividend were up an average 78% last year.

  The poor performance of yield was not confined to the equity market. Thirty-year Treasury bonds declined 14% in 1999, marking their worst performance since sales of the securities began 22 years ago. The last time the bond market posted a negative return was 1994. The Total Return Trust was down 7% that year. The rally in yield that began in 1995 resulted in the Fund posting 30%+ annual gains in each of the subsequent three years.

  Certain structural facts have made yield less effective as a source of performance over the last couple of years. First, tax law changes have reduced the relative attractiveness of dividends compared to capital gains. Investors generally prefer paying capital gains tax rather than receiving dividends that are taxed at ordinary income tax rates. Secondly, management philosophies have changed over the last several years. Managements increasingly prefer the flexibility to use their free cash flow generation to buy back stock rather than raise their dividends. The universe of relatively high yielding stocks used to include many high quality names with strong growth potential. The universe is now more oriented toward companies with generally slower growth prospects.

  As I outlined in the prior quarter's report to shareholders, I began implementing several changes in the third quarter to reduce the volatility of the Fund relative to its peer group. The first change involves expanding the universe of companies from those with high current yields to those returning excess capital generation to shareholders through dividends and actual or anticipated share repurchases. The

-----------
/1/ Morningstar and Lipper changed their fund classification system last year.
    The Total Return Trust was previously classified as a growth and income fund.
/2/ The average after-expense dividend yield of the multi-cap value funds is +.68%, compared to +1.54% for the Fund. This yield is computed by dividing income dividends distributed during the prior year by the latest NAV adjusted for capital gains distributions, and is based on the twelve-month period ended December 31, 1999.

second change has been to expand the number of holdings in the Fund to between 50 and 70, and to expand the industry representations to reduce the volatility of the Fund relative to its peer group. The restructuring continued during the fourth quarter, as shown in the list of purchases and sales found elsewhere in this report.

  The investment strategy of the Fund remains the same: to invest in a portfolio of securities that we believe are being priced by the market at significant discounts to their intrinsic value, consistent with the Fund's low risk profile.

  The result of the changes made in the portfolio has been an expansion in the number of holdings to 63 as this letter is written, and a portfolio that continues to trade at a significant discount to the S&P 500, 16x 1999 and 14x 2000 estimated earnings, compared to 26x and 24x for the S&P 500.

  I'm pleased to announce that Jay Leopold, CFA, has been named assistant manager of your Fund. Jay has more than 13 years of investment experience in senior analyst roles at various Legg Mason subsidiaries, and has been an integral part of our analytic team for the last several years. Jay holds a B.A. from The Wharton School of the University of Pennsylvania.

January 14, 2000                                Nancy Dennin, CFA
DJIA 11722.98

   Performance Information

Total Returns for One, Five and Ten Years and Life of Class, as of December 31, 1999

     The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

     Each Fund has two classes of shares: Primary Class and Navigator Class. Information about the Navigator Class, offered only to certain institutional investors, is contained in a separate report to its shareholders.

     The Funds' total returns as of December 31, 1999, were as follows:

                                                                             Special                                    S&P 500
                                                        Value               Investment         Total Return            Composite
                                                        Trust                 Trust                Trust                 Index
-----------------------------------------------------------------------------------------------------------------------------------
   Average Annual Total
    Return
     Primary Class:
       One Year                                       +26.7%                 +35.5%                  -6.6%                +21.0%
       Five Years                                     +38.0                  +26.3                  +17.0                 +28.6
       Ten Years                                      +21.6                  +18.8                  +12.0                 +18.2
       Life of Class--Value Trust/A/                  +21.7                                                               +19.1
       Life of Class--Special Investment Trust/A/                            +16.5                                        +18.0
       Life of Class--Total Return Trust/A/                                                         +10.6                 +18.3

   Cumulative Total Return
     Primary Class:
       One Year                                       +26.7%                 +35.5%                  -6.6%                +21.0%
       Five Years                                    +400.9                 +221.7                 +118.8                +251.1
       Ten Years                                     +604.6                 +461.2                 +209.7                +432.8
       Life of Class--Value Trust/A/               +3,129.3                                                            +2,094.7
       Life of Class--Special Investment Trust/A/                           +753.0                                       +914.0
       Life of Class--Total Return Trust/A/                                                        +314.0                +974.1
-----------------------------------------------------------------------------------------------------------------------------------

   /A/Primary Class inception dates are:
      Value Trust--April 16, 1982
      Special Investment Trust--December 30, 1985
      Total Return Trust--November 21, 1985

   Portfolio Manager's Comments
   Value Trust

Illustration of an Assumed Investment of $10,000 made on April 16, 1982 (inception of the Value Trust Primary Class)

            [MOUNTAIN CHART APPEARS HERE -- SEE PLOT POINTS BELOW]

                         Value of original
                         shares purchased
      Value of shares  plus shares acquired
     acquired through  through reinvestment
      reinvestment of    of capital gain
     income dividends     distributions

4/16/82   10,000            10,000
          10,250            10,250
          11,680            11,680
          14,091            13,940
          16,401            16,160
          18,490            18,199
          19,144            18,780
12/31/83  20,108            19,633
          19,425            18,871
          19,333            18,742
          21,233            20,468
          22,679            21,755
          24,683            23,583
          26,754            25,531
          26,239            24,947
12/31/85  29,910            28,332
          34,510            32,555
          35,225            33,209
          32,816            30,797
          32,737            30,745
          37,924            35,504
          38,753            36,279
          40,308            37,582
12/31/87  30,324            28,175
          34,729            32,268
          37,411            34,660
          37,659            34,766
          38,134            34,926
          41,109            37,650
          43,646            39,817
          48,463            43,918
12/31/89  45,834            41,282
          44,290            39,891
          45,741            40,928
          36,006            31,981
          38,063            33,362
          43,014            37,701
          43,365            37,800
          48,373            41,928
12/31/91  51,282            44,239
          51,414            44,210
          51,377            44,041
          52,396            44,830
          57,149            48,803
          59,003            50,184
          58,545            49,649
          60,411            51,114
12/31/93  63,584            53,674
          62,337            52,622
          61,392            51,845
          65,142            54,953
          64,465            54,297
          68,427            57,634
          78,331            66,254
          86,742            73,242
12/31/95  90,742            76,635
          97,226            82,111
         100,767            85,218
         109,666            92,606
         125,617           106,456
         129,881           110,070
         153,325           130,086
         178,615           151,544
12/31/97 172,156           147,182
         201,761           172,493
         212,323           182,113
         187,600           160,908
         254,865           218,882
         302,502           259,794
         300,753           259,791
         271,578           234,591
12/31/99 322,934           278,952


                        -------------------------------

Selected Portfolio Performance*

    Strong performers for the 4th quarter 1999
    --------------------------------------------
    1. Nokia Oyj                     +111.6%
    2. WPP Group plc                  +70.4%
    3. Gateway Inc.                   +62.2%
    4. Telefonos de Mexico S.A. ADR   +57.9%
    5. Nextel Communications, Inc.    +52.1%
    6. Amgen Inc.                     +47.4%
    7. America Online, Inc.           +45.0%
    8. Metro-Goldwyn-Mayer, Inc.      +34.6%
    9. Koninklijke (Royal) Philips
         Electronics N.V.             +33.7%
   10. Citigroup Inc.                 +26.3%

   * Securities held for the entire quarter.


    Weak performers for the 4th quarter 1999
    --------------------------------------------
    1. Mattel, Inc.                   -30.9%
    2. McKesson HBOC, Inc.            -22.2%
    3. The Kroger Co.                 -14.4%
    4. Washington Mutual, Inc.        -11.1%
    5. International Business Machines
         Corporation                  -11.0%
    6. Waste Management Inc.          -10.7%
    7. Bank of America Corporation     -9.9%
    8. Freddie Mac                     -9.5%
    9. Danaher Corporation             -8.4%
   10. Bank One Corporation            -7.9%


Portfolio Changes

    Securities added during the 4th quarter 1999
    --------------------------------------------
    Albertson's, Inc.


    Securities sold during the 4th quarter 1999
    --------------------------------------------
    Ambac Financial Group, Inc.
    BankBoston Corporation
    Delphi Automotive Systems Corporation
    MBIA, Inc.
    PepsiCo, Inc.
    Philip Morris Companies Inc.
    Zions Bancorporation#

   Special Investment Trust

Illustration of an Assumed Investment of $10,000 made on December 30, 1985 (inception of the Special Investment Trust Primary Class)

            [MOUNTAIN CHART APPEARS HERE -- SEE PLOT POINTS BELOW]

                                           Value of original
                                           shares purchased
                 Value of shares         plus shares acquired
                acquired through         through reinvestment
                reinvestment of            of capital gain
                income dividends            distributions

 12/30/85           10,000                     10,000
                    11,530                     11,530
                    12,070                     12,070
                    10,377                     10,359
                    10,735                     10,716
                    13,074                     13,051
                    12,900                     12,877
                    13,343                     13,322
 12/31/87            9,614                      9,517
                    11,220                     11,107
                    12,128                     12,006
                    11,762                     11,633
                    11,507                     11,381
                    13,126                     12,982
                    14,623                     14,462
                    16,816                     16,534
 12/31/89           15,199                     14,944
                    15,143                     14,890
                    16,225                     15,953
                    14,191                     13,808
                    15,278                     14,767
                    18,392                     17,777
                    20,403                     19,686
                    21,304                     20,555
 12/31/91           21,406                     20,653
                    22,154                     21,249
                    20,846                     20,034
                    20,887                     20,073
                    24,577                     23,620
                    24,482                     23,528
                    26,206                     25,144
                    29,068                     27,890
 12/31/93           30,507                     29,278
                    29,708                     28,511
                    27,508                     26,413
                    28,888                     27,737
                    26,519                     25,463
                    27,815                     26,707
                    29,944                     28,759
                    32,539                     31,251
 12/31/95           32,486                     31,175
                    35,733                     34,291
                    37,696                     36,228
                    38,611                     37,107
                    41,793                     40,193
                    39,871                     38,345
                    46,186                     44,499
                    53,171                     51,228
 12/31/97           51,038                     49,183
                    56,969                     54,898
                    56,481                     54,587
                    44,911                     43,405
                    62,934                     60,824
                    66,576                     64,345
                    71,831                     69,822
                    73,577                     71,520
 12/31/99           85,298                     82,990

                        ------------------------------

Selected Portfolio Performance*

   Strong performers for the 4th quarter 1999
   ----------------------------------------------
    1. WPP Group plc                     +70.4%
    2. Cabletron Systems, Inc.           +65.7%
    3. Symantec Corporation              +63.0%
    4. Cell Genesys, Inc.                +62.7%
    5. Gateway Inc.                      +62.2%
    6. Hollywood Park, Inc.              +45.9%
    7. America Online, Inc.              +45.0%
    8. Sybase, Inc.                      +43.9%
    9. TALK.com, Inc.                    +37.5%
   10. Manpower Inc.                     +29.2%

  * Securities held for the entire quarter.


   Weak performers for the 4th quarter 1999
   ----------------------------------------------
    1. PhyCor, Inc.                      -57.1%
    2. Consolidated Stores Corporation   -26.3%
    3. CKE Restaurants, Inc.             -19.0%
    4. Magellan Health Services, Inc.    -13.7%
    5. Bell & Howell Company             -13.3%
    6. Caremark Rx, Inc.                 -10.0%
    7. Peoples Heritage Financial
         Group, Inc.                      -9.4%
    8. Enhance Financial Services
         Group, Inc.                      -8.1%
    9. Olsen & Associates AG              -5.6%
   10. Storage Technology Corporation     -4.2%


Portfolio Changes

   Securities added during the 4th quarter 1999
   ----------------------------------------------
   Cadence Design Systems, Inc.
   Republic Services, Inc.
   SunGard Data Systems Inc.
   Wellpoint Health Networks Inc.

   Securities sold during the 4th quarter 1999
   ----------------------------------------------
   Dynex Capital, Inc.
   InaCom Corp.
   Midamerica Energy Holdings Company
   Northeast Utilities System
   Orion Capital Corporation
   Players International, Inc.
   Remedy Corporation
   Silicon Graphics, Inc.

   Total Return Trust

Illustration of an Assumed Investment of $10,000 made on November 21, 1985 (inception of the Total Return Trust Primary Class)

            [MOUNTAIN CHART APPEARS HERE -- SEE PLOT POINTS BELOW]


                                             Value of original
                                             shares purchased
                   Value of shares         plus shares acquired
                  acquired through         through reinvestment
                  reinvestment of            of capital gain
                  income dividends            distributions

 11/21/85              10,000                      10,000
                       10,780                      10,780
                       10,971                      10,900
                       10,384                      10,258
                       10,231                      10,077
                       11,884                      11,673
                       11,893                      11,658
                       12,409                      12,084
 12/31/87               9,434                       9,099
                       10,675                      10,295
                       11,315                      10,888
                       11,244                      10,772
                       11,467                      10,923
                       12,293                      11,690
                       12,918                      12,201
                       14,314                      13,433
 12/31/89              13,367                      12,478
                       12,721                      11,874
                       12,810                      11,928
                       10,389                       9,566
                       11,119                      10,055
                       12,715                      11,499
                       13,124                      11,833
                       14,546                      13,013
 12/31/91              15,620                      13,884
                       15,715                      13,884
                       16,416                      14,409
                       16,824                      14,683
                       17,856                      15,483
                       18,839                      16,234
                       18,823                      16,141
                       19,623                      16,700
 12/31/93              20,370                      17,202
                       19,701                      16,637
                       19,706                      16,640
                       20,691                      17,380
                       18,920                      15,763
                       19,917                      16,593
                       22,037                      18,215
                       24,044                      19,681
 12/31/95              24,665                      19,837
                       26,536                      21,342
                       27,167                      21,718
                       28,756                      22,847
                       32,346                      25,591
                       32,992                      26,102
                       37,530                      30,062
                       42,720                      34,111
 12/31/97              44,477                      35,424
                       46,996                      37,430
                       46,277                      36,931
                       38,945                      30,894
                       44,301                      35,167
                       43,175                      34,273
                       47,872                      38,174
                       42,555                      33,808
 12/31/99              41,397                      32,911

Selected Portfolio Performance*

   Strong performers for the 4th quarter 1999
   ----------------------------------------------
    1. Citigroup Inc.                    +26.3%
    2. The Bear Stearns Companies, Inc.  +16.8%
    3. AT&T Corp.                        +16.7%
    4. General Motors Corporation        +15.5%
    5. XL Capital Ltd.                   +15.3%
    6. UnumProvident Corporation          +8.9%
    7. Edison International               +7.7%
    8. Ford Motor Company                 +6.5%
    9. Exxon Mobil Corporation            +6.1%
   10. Mid-America Apartment
         Communities, Inc.                +5.2%

  * Securities held for the entire quarter.


   Weak performers for the 4th quarter 1999
   ----------------------------------------------
    1. Xerox Corporation                   -45.9%
    2. J.C. Penney Company, Inc.           -42.0%
    3. Mattel, Inc.                        -30.9%
    4. IPC Holdings Limited                -20.7%
    5. Albertson's, Inc.                   -18.5%
    6. Nationwide Health Properties, Inc.  -17.3%
    7. Tupperware Corporation              -16.4%
    8. Northrop Grumman Corporation        -14.9%
    9. Washington Federal, Inc.            -14.8%
   10. National Golf Properties, Inc.      -12.2%

Portfolio Changes

   Securities added during the 4th quarter 1999
   ----------------------------------------------
   Abbott Laboratories
   Aetna Inc.
   The Allstate Corporation
   Avon Products, Inc.
   Bank of America Corporation
   Boston Scientific Corporation
   Bristol-Myers Squibb Company
   Countrywide Credit Industries, Inc.
   Fannie Mae
   GTE Corporation
   Hewlett-Packard Company
   Intel Corporation
   Maytag Corporation
   Mutual Risk Management Ltd.
   Nordstrom, Inc.
   Raytheon Company
   SBC Communications Inc.
   Safeway Inc.
   Saks Incorporated
   Sears, Roebuck & Co.
   Shared Medical Systems Corporation
   Unisys Corporation
   The Walt Disney Company

   Securities sold during the 4th quarter 1999
   ----------------------------------------------
   Lasalle Re Holdings Limited
   Philip Morris Companies, Inc.
   Walden Residential Properties, Inc.

 Portfolio of Investments
 December 31, 1999 (Unaudited)
 (Amounts in Thousands)

 Legg Mason Value Trust, Inc.

                                                                                           Shares/Par         Value
-----------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 98.9%
 Advertising -- 3.6%
 WPP Group plc                                                                               30,890       $   489,488
                                                                                                          -----------

 Automotive -- 1.6%
 General Motors Corporation                                                                   3,000           218,063
                                                                                                          -----------

 Banking -- 12.5%
 Bank One Corporation                                                                         9,500           304,594
 Bank of America Corporation                                                                  3,285           164,866
 Citigroup Inc.                                                                               7,100           394,494
 FleetBoston Financial Corporation                                                            7,479           260,353
 Lloyds TSB Group plc                                                                        16,642           208,196
 The Chase Manhattan Corporation                                                              4,600           357,362
                                                                                                          -----------
                                                                                                            1,689,865
                                                                                                          -----------
 Computer Services and Systems -- 15.6%
 Dell Computer Corporation                                                                   15,000           765,000/A/
 First Data Corporation                                                                       2,100           103,556
 Gateway Inc.                                                                                11,400           821,513/A/
 International Business Machines Corporation                                                  2,550           275,400
 Storage Technology Corporation                                                               8,000           147,500/A,B/
                                                                                                          -----------
                                                                                                            2,112,969
                                                                                                          -----------
 Consumer Cyclicals -- 0.9%
 Mattel, Inc.                                                                                 9,600           126,000
                                                                                                          -----------

 Electrical Equipment and Electronics -- 2.3%
 Koninklijke (Royal) Philips Electronics N.V.                                                 2,323           313,605
                                                                                                          -----------

 Entertainment -- 1.6%
 Mandalay Resort Group                                                                        7,000           140,875/A,B/
 MGM Grand, Inc.                                                                              1,552            78,106/A/
                                                                                                          -----------
                                                                                                              218,981
                                                                                                          -----------
 Finance -- 5.5%
 Fannie Mae                                                                                   5,000           312,187
 Freddie Mac                                                                                  2,600           122,363
 MBNA Corporation                                                                             6,400           174,400
 The Bear Stearns Companies, Inc.                                                             3,308           141,396
                                                                                                          -----------
                                                                                                              750,346
                                                                                                          -----------
 Food - Retail -- 2.0%
 Albertson's, Inc.                                                                            5,400           174,150
 The Kroger Co.                                                                               5,400           101,925/A/
                                                                                                          -----------
                                                                                                              276,075
                                                                                                          -----------

                                                                         15

                                                                                           Shares/Par         Value
 ------------------------------------------------------------------------------------------------------------------------
 Health Care -- 5.1%
 Foundation Health Systems, Inc.                                                             11,100       $   110,306/A,B/
 McKesson HBOC, Inc.                                                                         10,100           227,881
 United HealthCare Corporation                                                                6,700           355,938
                                                                                                          -----------
                                                                                                              694,125
                                                                                                          -----------
 Hotels and Motels -- 1.6%
 Starwood Hotels & Resorts Worldwide, Inc.                                                    9,000           211,500
                                                                                                          -----------

 Insurance -- 6.5%
 Aetna Inc.                                                                                   4,600           256,737
 Berkshire Hathaway Inc. --  Class A                                                              4           235,620/A/
 MGIC Investment Corporation                                                                  6,500           391,219/B/
                                                                                                          -----------
                                                                                                              883,576
                                                                                                          -----------
 Manufacturing -- 0.9%
 Danaher Corporation                                                                          2,400           115,800
                                                                                                          -----------

 Media -- 15.5%
 America Online, Inc.                                                                        27,800         2,097,162/A/
                                                                                                          -----------

 Motion Pictures and Services -- 0.6%
 Metro-Goldwyn-Mayer, Inc.                                                                    3,705            87,288/A/
                                                                                                          -----------

 Non-Hazardous Waste Disposal -- 2.3%
 Waste Management Inc.                                                                       17,984           309,097
                                                                                                          -----------

 Pharmaceuticals -- 2.7%
 Amgen Inc.                                                                                   6,200           372,387/A/
                                                                                                          -----------
 Retail Sales -- 1.6%
 Toys "R" Us, Inc.                                                                           15,500           221,844/A,B/
                                                                                                          -----------
 Retail-Internet -- 1.8%
 Amazon.com, Inc.                                                                             3,150           239,794/A/
                                                                                                          -----------
 Savings and Loan -- 1.9%
 Washington Mutual, Inc.                                                                     10,000           260,000
                                                                                                          -----------
 Telecommunications -- 12.8%
 MCI WorldCom, Inc.                                                                           6,450           342,253/A/
 Nextel Communications, Inc.                                                                  6,200           639,375/A/
 Nokia Oyj                                                                                    3,000           570,000
 Telefonos de Mexico S.A. ADR                                                                 1,600           180,000
                                                                                                          -----------
                                                                                                            1,731,628
                                                                                                          -----------
 Total Common Stocks and Equity Interests (Identified Cost -- $7,335,157)                                  13,419,593
 ------------------------------------------------------------------------------------------------------------------------

                                                                                         Shares/Par          Value
-------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 1.1%
 Bank of America
  3.10%, dated 12/31/99, to be repurchased at $73,643 on 1/3/00
  (Collateral:$50,000 Freddie Mac mortgage-backed securities,
  7%, due 12/1/14, value $49,714; $25,956 Fannie Mae
  mortgage-backed securities, 7%, due 9/1/14, value $25,799)                            $    73,623       $    73,623
 Morgan Stanley Dean Witter
  2.25%, dated 12/31/99, to be repurchased at $73,638 on 1/3/00
  (Collateral: $61,445 U.S. Treasury Bills, 8.75%, due 5/15/20,
  value $75,100)                                                                             73,624            73,624
                                                                                                          -----------
 Total Repurchase Agreements (Identified Cost -- $147,247)                                                    147,247
 ------------------------------------------------------------------------------------------------------------------------
 Total Investments -- 100.0% (Identified Cost -- $7,482,404)                                               13,566,840
 Other Assets Less Liabilities -- N.M.                                                                          3,244
                                                                                                          -----------
 Net assets -- 100.0%                                                                                     $13,570,084
                                                                                                          ===========
 Net asset value per share:
  Primary Class                                                                                                $75.27
                                                                                                               ======
  Navigator Class                                                                                              $77.35
                                                                                                               ======
 ------------------------------------------------------------------------------------------------------------------------

 /A/Non-income producing.
 /B/Affiliated Companies--As defined in the Investment Company Act of 1940 an
    "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of the issuer. At December 31, 1999, the total market value of Affiliated Companies was $1,011,744 and the identified cost was $1,105,543.
 N.M. - Not meaningful.

 Portfolio of Investments
 December 31, 1999 (Unaudited)
 (Amounts in Thousands)

 Legg Mason Special Investment Trust, Inc.

                                                                                         Shares/Par          Value
-------------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 91.8%
 Advertising -- 7.8%
 WPP Group plc                                                                               13,250       $   209,961
                                                                                                          -----------
 Apparel -- 1.8%
 Liz Claiborne, Inc.                                                                          1,288            48,442
                                                                                                          -----------
 Banking -- 0.9%
 Peoples Heritage Financial Group, Inc.                                                       1,600            24,100
                                                                                                          -----------
 Biotechnology -- 0.7%
 Cell Genesys, Inc.                                                                           1,557            19,944/A/
                                                                                                          -----------
 Business Services -- 5.0%
 Manpower Inc.                                                                                1,805            67,894
 Modis Professional Services, Inc.                                                            4,800            68,400/A/
                                                                                                          -----------
                                                                                                              136,294
                                                                                                          -----------
 Computer Services and Systems -- 16.0%
 Bell & Howell Company                                                                        1,221            38,837/A/
 Gateway Inc.                                                                                 3,600           259,425/A/
 Micron Electronics, Inc.                                                                     3,250            36,156/A/
 Storage Technology Corporation                                                               2,200            40,562/A/
 SunGard Data Systems Inc.                                                                    2,365            56,169/A/
                                                                                                          -----------
                                                                                                              431,149
                                                                                                          -----------
 Computer Software -- 10.1%
 Cadence Design Systems, Inc.                                                                 1,400            33,600/A/
 Sybase, Inc.                                                                                 3,700            62,900/A/
 Symantec Corporation                                                                         3,015           176,754/A,B/
                                                                                                          -----------
                                                                                                              273,254
                                                                                                          -----------
 Electronic/Semiconductor -- 2.4%
 Hadco Corp.                                                                                  1,265            64,515/A,B/
                                                                                                          -----------
 Entertainment -- 3.9%
 Hollywood Park, Inc.                                                                         2,515            56,430/A,B/
 Mandalay Resort Group                                                                        2,500            50,313/A/
                                                                                                          -----------
                                                                                                              106,743
                                                                                                          -----------
 Finance -- 4.4%
 The FINOVA Group Inc.                                                                        2,277            80,823
 United Asset Management Corporation                                                          2,000            37,125
                                                                                                          -----------
                                                                                                              117,948
                                                                                                          -----------
 Food, Beverage and Tobacco -- 1.2%
 Cott Corporation                                                                             6,000            31,500/B/
                                                                                                          -----------

                                                                                         Shares/Par          Value
 ------------------------------------------------------------------------------------------------------------------------
 Health Care -- 2.9%
 Magellan Health Services, Inc.                                                               2,746       $    17,332/A,B/
 PhyCor,  Inc.                                                                                7,500            14,063/A,B/
 Wellpoint Health Networks Inc.                                                                 700            46,156/A/
                                                                                                          -----------
                                                                                                               77,551
                                                                                                          -----------
 Insurance -- 4.9%
 Enhance Financial Services Group, Inc.                                                       3,000            48,750/B/
 Radian Group Inc.                                                                            1,737            82,939
                                                                                                          -----------
                                                                                                              131,689
                                                                                                          -----------
 Media -- 11.7%
 America Online, Inc.                                                                         4,200           316,837/A/
                                                                                                          -----------
 Miscellaneous -- 0.1%
 Olsen & Associates AG                                                                          300             1,884/A,C/
                                                                                                          -----------
 Networking Products -- 3.5%
 Cabletron Systems, Inc.                                                                      3,600            93,600/A/
                                                                                                          -----------
 Non-Hazardous Waste Disposal -- 2.0%
 Republic Services, Inc.                                                                      3,702            53,218/A/
                                                                                                          -----------
 Pharmaceuticals -- 1.7%
 Caremark Rx, Inc.                                                                            9,000            45,563/A/
                                                                                                          -----------
 Restaurants -- 0.9%
 CKE Restaurants, Inc.                                                                        4,000            23,500/B/
                                                                                                          -----------
 Specialty Retail -- 3.8%
 Consolidated Stores Corporation                                                              3,260            52,980/A/
 Hollywood Entertainment Corp.                                                                3,384            49,068/A,B/
                                                                                                          -----------
                                                                                                              102,048
                                                                                                          -----------
 Telecommunications -- 6.1%
 ICG Communications                                                                           3,550            66,562/A,B/
 TALK.com, Inc.                                                                               5,500            97,625/A,B/
                                                                                                          -----------
                                                                                                              164,187
                                                                                                          -----------
 Total Common Stocks and Equity Interests (Identified Cost -- $1,516,079)                                   2,473,927
 ------------------------------------------------------------------------------------------------------------------------

                                                                                         Shares/Par          Value
 ------------------------------------------------------------------------------------------------------------------------
Corporate and Other Bonds -- 0.9%
 Amazon.com, Inc., 4.75%, due 2/1/09                                                     $   20,000       $    22,650/D/
                                                                                                          -----------
 Total Corporate and Other Bonds (Identified Cost -- $20,000)                                                  22,650
 ------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 7.3%
 Bank of America
   3.10%, dated 12/31/99, to be repurchased at $98,248 on 1/3/00
   (Collateral: $80,555 Freddie Mac mortgage-backed securities,
   6%, due 9/1/28, value $74,136; $26,755 Fannie Mae
   mortgage-backed securities, 7%, due 11/1/14, value $26,594)                               98,223            98,223
 Morgan Stanley Dean Witter
   2.25%, dated 12/31/99, to be repurchased at $98,241 on 1/3/00
   (Collateral: $86,555 U.S. Treasury Notes, 8.125%, due 5/15/21,
   value $100,195)                                                                           98,223            98,223
                                                                                                          -----------
 Total Repurchase Agreements (Identified Cost -- $196,446)                                                    196,446
 ------------------------------------------------------------------------------------------------------------------------
 Total Investments -- 100.0% (Identified Cost -- $1,732,525)                                                2,693,023
 Other Assets Less Liabilities -- N.M.                                                                            865
                                                                                                          -----------
 Net assets -- 100.0%                                                                                     $ 2,693,888
                                                                                                          ===========
 Net asset value per share:
   Primary Class                                                                                               $40.15
                                                                                                               ======
   Navigator Class                                                                                             $42.67
                                                                                                               ======
 ------------------------------------------------------------------------------------------------------------------------

 /A/Non-income producing.
 /B/Affiliated Companies -- As defined in the Investment Company Act of 1940 an
    "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of the issuer. At December 31, 1999, the total market value of Affiliated Companies was $646,099 and the identified cost was $566,937.
 /C/Private placement and an illiquid security valued at fair value under procedures adopted by the Board of Directors. This security represents 0.1% of net assets.
 /D/Rule 144a security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. This security represents 0.9% of net assets.
 N.M. -- Not meaningful.

 Portfolio of Investments
 December 31, 1999 (Unaudited)
 (Amounts in Thousands)

 Legg Mason Total Return Trust, Inc.

                                                                                         Shares/Par          Value
 ------------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 94.4%

 Aerospace/Defense -- 1.8%
 Northrop Grumman Corporation                                                                    95       $     5,136
 Raytheon Company                                                                               125             3,101
                                                                                                          -----------
                                                                                                                8,237
                                                                                                          -----------
 Automotive -- 3.2%
 Delphi Automotive Systems Corporation                                                         132              2,074
 Ford Motor Company                                                                            100              5,344
 General Motors Corporation                                                                    100              7,268
                                                                                                          -----------
                                                                                                               14,686
                                                                                                          -----------
 Banking -- 13.9%
 Bank of America Corporation                                                                    75              3,764
 Bank One Corporation                                                                          200              6,413
 Citigroup Inc.                                                                                148              8,196
 First Union Corporation                                                                       132              4,331
 Lloyds TSB Group plc                                                                        2,260             28,275
 The Chase Manhattan Corporation                                                               165             12,795
                                                                                                          -----------
                                                                                                               63,774
                                                                                                          -----------
 Computer Services and Systems -- 9.3%
 Hewlett-Packard Company                                                                        60              6,836
 Intel Corporation                                                                              25              2,058
 International Business Machines Corporation                                                   265             28,620
 Unisys Corporation                                                                            150              4,791/A/
                                                                                                          -----------
                                                                                                               42,305
                                                                                                          -----------
 Consumer Cyclicals -- 1.1%
 Mattel, Inc.                                                                                  395              5,184
                                                                                                          -----------
 Consumer Products -- 3.0%
 Avon Products, Inc.                                                                            80              2,640
 Brunswick Corporation                                                                         228              5,073
 Maytag Corporation                                                                             60              2,880
 Tupperware Corporation                                                                        189              3,205
                                                                                                          -----------
                                                                                                               13,798
                                                                                                          -----------
 Electric Utilities -- 2.4%
 Edison International                                                                          410             10,737
                                                                                                          -----------
 Entertainment and Leisure -- 0.6%
 The Walt Disney Company                                                                       100              2,925
                                                                                                          -----------

                                                                                         Shares/Par          Value
 ------------------------------------------------------------------------------------------------------------------------
 Finance -- 5.0%
 Countrywide Credit Industries, Inc.                                                            50        $     1,262
 Fannie Mae                                                                                     50              3,122
 The Bear Stearns Companies, Inc.                                                               95              4,074
 United Asset Management Corporation                                                           786             14,596
                                                                                                          -----------
                                                                                                               23,054
                                                                                                          -----------
 Food, Beverage and Tobacco -- 1.0%
 Sara Lee Corporation                                                                          210              4,633
                                                                                                          -----------
 Food - Retail -- 3.6%
 Albertson's, Inc.                                                                             375             12,094
 Safeway Inc.                                                                                  120              4,267/A/
                                                                                                          -----------
                                                                                                               16,361
                                                                                                          -----------
 Insurance -- 13.5%
 Aetna Inc.                                                                                    150              8,372
 American Financial Group, Inc.                                                                220              5,797
 Enhance Financial Services Group, Inc.                                                      1,156             18,782
 IPC Holdings Limited                                                                          486              7,222
 Mutual Risk Management Ltd                                                                    109              1,832
 The Allstate Corporation                                                                      225              5,400
 UnumProvident Corporation                                                                     310              9,939
 XL Capital Ltd.                                                                                81              4,202
                                                                                                          -----------
                                                                                                               61,546
                                                                                                          -----------
 Medical Supplies/Services -- 6.4%
 Abbott Laboratories                                                                           205              7,444
 Boston Scientific Corporation                                                                  75              1,641/A/
 Bristol-Myers Squibb Company                                                                   80              5,135
 Eli Lilly & Company                                                                            80              5,320
 Merck & Co., Inc.                                                                             135              9,053
 Shared Medical Systems  Corporation                                                            16                820
                                                                                                          -----------
                                                                                                               29,413
                                                                                                          -----------
 Non-Hazardous Waste Disposal -- 2.5%
 Waste Management Inc.                                                                         660             11,344
                                                                                                          -----------
 Office Automation and Equipment -- 1.1%
 Xerox Corporation                                                                             225              5,105
                                                                                                          -----------
 Oil and Gas -- 1.8%
 Exxon Mobil Corporation                                                                       100              8,056
                                                                                                          -----------
 Photo Equipment and Supplies -- 2.5%
 Eastman Kodak Company                                                                         175             11,594
                                                                                                          -----------

                                                                                         Shares/Par          Value
 ------------------------------------------------------------------------------------------------------------------------
 Real Estate -- 6.2%
 Mid-America Apartment Communities, Inc.                                                       331        $     7,493
 National Golf Properties, Inc.                                                                379              7,483
 Nationwide Health Properties, Inc.                                                            552              7,594
 Regency Realty Corporation                                                                    158              3,168
 Tanger Factory Outlet  Centers, Inc.                                                          114              2,364
                                                                                                          -----------
                                                                                                               28,102
                                                                                                          -----------
 Retail Sales -- 6.8%
 J.C. Penney Company, Inc.                                                                     200              3,987
 Nordstrom Inc.                                                                                115              3,012
 Saks Incorporated                                                                             300              4,669/A/
 Sears, Roebuck & Co.                                                                          125              3,805
 Toys "R" Us, Inc.                                                                           1,100             15,744/A/
                                                                                                          -----------
                                                                                                               31,217
                                                                                                          -----------
 Savings and Loan -- 4.6%
 Washington Federal, Inc.                                                                      327              6,465
 Washington Mutual, Inc.                                                                       568             14,755
                                                                                                          -----------
                                                                                                               21,220
                                                                                                          -----------
 Telecommunications -- 4.1%
 AT&T Corp.                                                                                    140              7,105
 GTE Corporation                                                                                75              5,292
 SBC Communications Inc.                                                                       125              6,094
                                                                                                          -----------
                                                                                                               18,491
                                                                                                          -----------
 Total Common Stocks and Equity Interests (Identified Cost -- $394,528)                                       431,782
 ------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 7.2%
 Bank of America
   3.10%, dated 12/31/99, to be repurchased at $16,471 on 1/3/00
   (Collateral $18,348 Freddie Mac mortgage-backed securities,
   6%, due 9/1/28, value $16,886)                                                          $16,467             16,467
 Morgan Stanley Dean Witter
   2.25%, dated 12/31/99, to be repurchased at $16,469 on 1/3/00
   (Collateral$13,335 U.S. Treasury Notes, 11.75%, due 2/15/10,
   value $16,799)                                                                           16,466             16,466
                                                                                                          -----------
 Total Repurchase Agreements (Identified Cost -- $32,933)                                                      32,933
 ------------------------------------------------------------------------------------------------------------------------
 Total Investments -- 101.6% (Identified Cost -- $427,461)                                                    464,715
 Other Assets Less Liabilities -- (1.6)%                                                                       (7,132)
                                                                                                          -----------
 Net assets --100.0%                                                                                      $   457,583
                                                                                                          ===========
 Net asset value per share:
   Primary Class                                                                                               $18.75
                                                                                                               ======
   Navigator Class                                                                                             $18.84
                                                                                                               ======
 ------------------------------------------------------------------------------------------------------------------------

/A/Non-income producing.